                                                                   EXHIBIT 10.21

                               OPERATING AGREEMENT
                                       OF
                               BC RESTAURANTS, LLC

                                ARTICLE 1 OFFICES

1.1    PRINCIPAL OFFICE.

The principal office of the Company may be located either within or without the State of California. The Company may have such other offices, either within or without the State of California, as the Board of Managers or the Chief Manager may designate, or as the business of the Company may require from time to time.

1.2    REGISTERED OFFICE.

The registered office of the Company required by Section 17057 of the Beverly-Killea Limited Liability Company Act of California (the "Act"), to be maintained in the State of California may, but need not, be identical with its principal office. The address of the registered office of the Company may be changed from time to time by the Board of Managers.

                                ARTICLE 2 MEMBERS

2.1    REGULAR MEETINGS.

The Board of Managers may, but need not, cause regular meetings of the Members to be held on an annual or less frequent periodic basis. Such regular meetings of the Members shall be for the purpose of electing qualified successors for Managers whose terms have expired or whose terms are indefinite or will expire within 6 months of such meeting, and for the transaction of any other business as may come before the meeting. Such regular meetings shall be held on the date and at the time fixed by the Board of Managers or the Chief Manager, and shall be at the principal office of the Company or at such place as is designated by the Board of Managers, the Chief Manager or by written consent of all of the Members entitled to vote thereat.

2.2    SPECIAL MEETINGS.

       (a) CALL. Special meetings of the Members may be called for any purpose or purposes at any time by the Chief Manager, the Treasurer, two
             (2) or more Managers or a Member or Members holding ten percent (10%) or more of the voting power of all Membership Interests entitled to vote thereat.

       (b) DATE AND PLACE. Special meetings shall be held on the date and at the time and place fixed by the Chief Manager or the Board of Managers, except that a special meeting called by or at the demand of a Member or Members pursuant to Article

Operating Agreement                      1
BC Restaurants, LLC.

             2.2 or 2.3 of this Operating Agreement shall be held in the county where the executive office of the Company is located.

       (c) BUSINESS. The business transacted at any special meeting shall be limited to the purposes stated in the notice of the meeting. Any business transacted at a special meeting that is not included in those stated purposes not be void ab initio, but shall be voidable by or on behalf of the Company unless all of the Members entitled to vote thereat have waived notice of the meeting or consented to such action in accordance with this Operating Agreement.

2.3    DEMAND BY MEMBERS.

If a regular meeting of the Members has not been held during the immediately preceding fifteen (15) months, any Member or Members holding three percent (3%) or more of all voting Membership Interests of the Company may demand a regular meeting of the Members. Any Member or Members holding ten percent (10%) or more of all voting Membership Interests of the Company may demand a special meeting of the Members. The demand for a regular or a special meeting by the Members shall be given in writing to the Chief Manager or the Treasurer or Chair of the Board of Managers of the Company. Within ten (10) business days after receipt of such demand, the Board of Managers shall cause a meeting of the Members to be called and held on notice no later than thirty (30) days after receipt of the demand, all at the expense of the Company. If the Board of Managers fails to cause a meeting to be called and held as required by this Article, the Member or Members making the demand may call the meeting by giving notice as required by
Article 2.4 of this Operating Agreement, all at the expense of the Company.

2.4    NOTICE.

Notice of all meetings of the Members shall be given to every holder of voting Membership Interests at his or her address as shown in the required records of the Company, except where (i) the meeting is an adjourned meeting and the date, time and place of the meeting were announced at the time of adjournment; or (ii) the following have been mailed by first class mail to a Member at the address in the limited liability Company required records and returned undeliverable:

       (a) Two consecutive annual meeting notices and notice of any special meetings held during the period between the two annual meetings; and

       (b) All payments of distributions, provided there are at least two sent during a 12-month period; and

       (c) Written notice of the Member's current address has not been received by the Company.

The notice of a meeting of the Members shall be given at least five (5) business days before the date of the meeting, and not more than sixty (60) days before the date of the meeting. The notice shall contain the date, time and place of the meeting, and any other information required by this Article 2. In the case of a special meeting, the notice shall contain a statement of the purposes of

Operating Agreement                     2
BC Restaurants, LLC.

the meeting. The notice may also contain any other information deemed necessary or desirable by the Board of Managers or by any other person or persons calling the meeting.

2.5    WAIVER OF NOTICE.

A Member may waive notice of a meeting of the Members. A waiver of notice by a Member entitled to notice shall be effective whether given before, at or after the meeting, and whether given in writing, orally or by attendance. Attendance by a Member at a meeting shall be a waiver of notice of that meeting except where the Member objects at the beginning of the meeting to the transaction of business because the meeting is not lawfully called or convened, or objects before a vote on an item of business because the item may not lawfully be considered at that meeting and does not participate in the consideration of the item at that meeting.

2.6    QUORUM.

The holders of a majority of the voting power of the Membership Interests entitled to vote at a meeting, present in person or by proxy, shall constitute a quorum for the transaction of business. If a quorum is present when a duly called or held meeting is convened, the Members present may continue to transact business until adjournment, even though the withdrawal of a number of Members originally present leaves less than the proportion or number otherwise required for a quorum.

2.7    VOTING RECORD DATE.

The Board of Managers may fix a date not more than sixty (60) days before the date of a meeting of the Members as the date for the determination of the holders of voting Membership Interests entitled to notice of and to vote at the meeting. When a date is so fixed, only Members on that date are entitled to notice of and permitted to vote at that meeting of Members. If no record date is fixed for the determination of Members entitled to notice of or to vote at a meeting of Members, the date on which notice of the meeting is mailed shall be the record date for such determination of Members. When a determination of Members entitled to vote at any meeting of Members has been made as provided in this Article, such determination shall apply to any adjournment thereof.

2.8    VOTE BY BALLOT.

Upon the demand of any Member, the vote for Managers, the vote upon any question before the vote for Managers, or the vote upon any question before the meeting shall be by ballot.

2.9    ACT OF MEMBERS.

       (a) GENERAL. In general, the Members shall take action by the affirmative vote of the owners of the greater of:

             (i) A majority of the voting power of the Membership Interests present and entitled to vote on that item of business (proxies without authority on a matter not being considered for purposes of such matter); or

Operating Agreement                     3
BC Restaurants, LLC.

             (ii) A majority of the voting power that would constitute a quorum for the transaction of business at the meeting; or

             (iii) If the Articles of Organization or any Membership Control Agreement requires a larger proportion of the voting power of the Members Interest than is required by this Operating Agreement for a particular action, then the Articles of Organization or the Member Control Agreement shall control.

       (b) VOTING BY CLASS. In any case where a class or series of Membership Interests is entitled to vote as a class or series, the matter being voted upon must receive:

             (i) The affirmative vote of the owners of the required proportion of the Membership Interests of each class or series present at such meeting, as set forth in Subsection
                    A. above; or

             (ii) The affirmative vote of the owners of the required proportion of the total outstanding Membership Interests of all classes or series entitled to vote, as set forth in Subsection A, above;

unless the Articles of Organization or a Membership Control Agreement requires a larger proportion.

Unless otherwise stated in the Articles of Organization, a Membership Control Agreement or in this Operating Agreement, in the case of voting as a class or series, the minimum percentage of the total voting power of Membership Interests of the class or series that must be present to constitute a quorum for such vote shall be equal to the minimum percentage of all Membership Interests entitled to vote required to be present under Article 2.6 hereof.

2.10   STATEMENT OF MEMBERSHIP INTEREST.

At the request of any Member, the Company shall state in writing the particular Membership Interest owned by that Member as of the moment the Company makes the statement. The statement must describe the Member's rights to vote, to share in profits and losses, and to share in distributions, as well as any assignment of the Member's economic or governance rights then in effect.

2.11   VOTING POWER.

Except as otherwise set forth in the Articles of Organization or in a Member voting agreement or Membership Control Agreement, Members have voting power in proportion to the value of the contributions of the Members as reflected in the required records. No assignee of the economic rights of any Member shall have any vote or governance rights unless such assignee is a Member with other governance rights or complies with the requirements hereof.

Operating Agreement                     4
BC Restaurants, LLC.

2.12   VOTING RIGHTS.

       (a) CLASSES. The total authorized Membership Interests of the Company shall consist of the following classes:

             (i) Class I: Voting participating Membership Interests known as "Voting Membership Interests," which may be divided into not more than 1,000 Voting Membership units.

             (ii) Class II: Nonvoting participating Membership Interests known as "Nonvoting Membership Interests," which may be divided into not more than 1,000 Nonvoting Membership units.

       (b)   Rights. The Membership Interests will have the following rights:

             (i) VOTING RIGHTS. All voting rights shall be vested in the Voting Membership Interests, and all actions by the Members of the Company shall be made by the holders of said Voting Membership Interests. The holders of all Voting Membership Interests shall have voting rights in direct proportion to his or her Voting Membership Interests as reflected on the required records of the Company.

             (ii) ECONOMIC RIGHTS. All profits and losses, and all distributions (including distributions upon liquidation and termination distributions), of the Company as provided under California law shall be allocated and paid only to the holders of Voting and Nonvoting Membership Interests in direct proportion to his or her percentage of Membership Interests as reflected in the required records of the Company, or as otherwise allocated in accordance with any Membership Control Agreement between the Company and its Members.

             (iii) DISTRIBUTIONS IN KIND. No Member of any class or series of Membership Interests shall have any right to receive distributions in kind; provided that any Member may be required to receive distributions in kind of an amount similar to the percentage interest of such Member in distributions of the Company.

             (iv) JOINTLY OWNED INTERESTS. Membership Interests owned by two or more individuals or entities may be voted by any one of them unless the Company receives written notice from any one of them denying the authority of that co-owner to vote the Membership Interests.

             (v) ENTITIES. Membership Interests of the Company reflected in the required records as being held by another domestic or foreign organization may be voted by the Chief Managers, Chief Executive Officer, or another legal

Operating Agreement                     5
BC Restaurants, LLC.

                    representative of that organization. Membership Interests under the control of a person in a capacity as a personal representative, administrator, executor, guardian, conservator, attorney in fact, trustee in bankruptcy or receiver may be voted by the person, either in person or by proxy, without reflecting in the required records those Membership Interests in the name of the person (provided there is court authority for such bankruptcy trustee or receiver). Membership Interests registered in the name of a trust or any other organization not described herein may be voted either in person or by proxy by the trustee or legal representative thereof.

             (vi) COMPANY AND SUBSIDIARIES. Membership Interests of the Company reflected in the required records as being held by the Company or a subsidiary of the Company shall not be entitled to vote on any matter. Membership Interests held in the name of or under the control of the Company or a subsidiary in a fiduciary capacity shall also not be entitled to vote on any matter, except to the extent that the settlor or beneficial owner possesses and exercises a right to vote or gives the Company binding instructions on how to vote the Membership Interests.

             (vii) SECURITY INTERESTS. The grant of a security interest in a Membership Interest does not entitle the holders of the security interest to vote or to exercise any governance right relating thereto.

2.13   PROXIES.

A Member may not grant any proxy to any person who is an assignee of any Member's economic rights and who is not also a Member. A Member may otherwise cast or authorize the casting of a vote by filing a written appointment of a proxy with a Manager of the Company at or before the meeting at which the appointment is to be effective. An appointment of a proxy shall be valid if signed by any representative or other party authorized to vote such Membership Interest hereunder, and may be authorized by any form of electronic transmission. Any one of two or more authorized proxies are allowed to vote with respect to specific instructions and a majority shall be necessary to vote with respect to any particular item of business where there are no specific instructions; provided that if the proxies are equally divided, the Membership Interests must not be voted on that matter. The appointment of a proxy shall be valid for eleven (11) months unless a longer period is expressly provided in the appointment; provided that no proxy shall be irrevocable and any purported irrevocable proxy shall be void, and the Member revoking such proxy shall not be liable for damages. Proxies may be terminated at will, effective upon filing a revocation thereof or filing a new proxy with the Company. Proxies shall be valid until notice of the death or incapacity of the Member is received by a Manager of the Company.

2.14   ELECTRONIC COMMUNICATIONS.

A conference among Members by any means of communication through which the Members may simultaneously hear each other during the conference shall constitute a meeting of the

Operating Agreement                     6
BC Restaurants, LLC.

Members, if the same notice is given of the conference as would be required by this Article for a meeting, and if the number of Members participating in the conference would be sufficient to constitute a quorum at a meeting. Participation in a meeting by such means shall constitute presence in person at the meeting, except as provided in Article 2.5 hereof.

2.15   ACTION WITHOUT A MEETING.

An action required or permitted to be taken at a meeting of the Members may be taken without a meeting by written action signed by a majority of the Members entitled to vote on that action. The written action shall be effective when it has been signed by all of those Members, unless a different effective time is provided in the written action.

2.16   VOTING AND CONTROL AGREEMENTS.

The Members may enter into Member voting agreements and/or Membership Control Agreements in accordance with the applicable law. To the extent the terms of any such Member voting agreement or Membership Control Agreement may be in contradiction of any terms of this Operating Agreement, the terms of such Member voting agreement or Membership Control Agreement shall be controlling, and the conflicting terms of this Operating Agreement shall be null and void.

                           ARTICLE 3 BOARD OF MANAGERS

3.1    MANAGER.

There shall be one class of Managers, each elected by a majority of the Voting Membership Interest of the Company, without cumulative voting, who shall act upon the affirmative vote of a majority of all Managers regardless of the number present at the meeting of the Board of Managers.

3.2    BOARD TO MANAGE.

The business and affairs of the Company shall be managed by or under the direction of the Board of Managers, subject to the rights of the Members of the Company as provided in the Articles of Organization, this Operating Agreement, the Member Control Agreement or otherwise pursuant to the Act. The owners of Membership Interests entitled to vote for Managers may, by unanimous affirmative vote, take any action required or permitted to be taken by the Board of Managers, in which situation the actions shall be deemed accepted by the Board of Managers, but without liability of the Managers therefor.

3.3    NUMBER.

The number of Managers shall be set from time to time by resolution of the Members. The Board of Managers may, at any time, increase the number of Managers up to the maximum number set by resolution of the Members, or may decrease the number of Managers except that any such decrease shall not result in the removal of a Manager other than a Manager named by the Board of Managers to fill a vacancy.

Operating Agreement                     7
BC Restaurants, LLC.

3.4    QUALIFICATIONS.

Managers shall be natural persons. Managers need not be residents of California or Members of the Company.

3.5    TERM.

Each Manager shall hold office until his or her successor is elected and has qualified, or until his or her earlier death, resignation, removal or disqualification. In no event shall the fixed term of a Manager exceed five (5) years.

3.6    LIMITATION OF LIABILITY.

A Manager of the Company shall not be personally liable to the Company or its Members for monetary damages for breach of fiduciary duty as a Manager, except for liability (a) for any breach of the Manager's duty of loyalty to the Company or its Members, (b) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (c) under the Beverly-Killea Limited Liability Company Act, or (d) for any transaction from which the Manager derived an improper personal benefit. If the Beverly-Killea Limited Liability Company Act is amended after this Article 3.6 becomes effective to authorize action further eliminating or limiting the personal liability of Managers, then the liability of a Manager of the Company shall be eliminated or limited to the fullest extent permitted by the Beverly-Killea Limited Liability Company Act, as so amended. Any repeal or modification of this section by the Members of the Company shall not adversely affect any right or protection of a Manager of the Company existing at the time of such repeal or modification.

3.7    REGULAR MEETINGS.

A regular meeting of the Board of Managers shall be held without notice other than this Article immediately after and at the same place as each regular meeting of the Members at which Manager are elected. The Board of Managers may provide, by resolution at a meeting of the Board of Managers, the time and place, either within or without the State of California, for the holding of additional regular meetings of the Board of Managers without notice other than such resolution.

3.8    SPECIAL MEETINGS.

Special meetings of the Board of Managers may be called from time to time by or at the request of the Chief Manager. The person calling a meeting of the Board of Managers may fix the date, time and place of the meeting. If the place fixed for the meeting is other than the principal office of the Company in California, a majority of the Board of Managers may by twenty four (24) hours notice change the place of the meeting to another location.

3.9    NOTICE.

Notice of any special meeting shall be given at least ten (10) business days prior thereto by written notice mailed to each Manager at his or her business address or at least five (5) business days prior thereto if delivered personally or by telegram or overnight delivery service. If mailed,

Operating Agreement                     8
BC Restaurants, LLC.

such notice shall be deemed to be delivered when deposited in the United States mail so addressed, with postage thereon prepaid. If notice be given by telegram or similar personal overnight delivery, such notice shall be deemed to be delivered when delivered to the forwarding Company. A Manager may waive notice of a meeting of the Board of Managers. The notice need not state the purpose of the meeting.

3.10   WAIVER OF NOTICE.

A waiver of notice by a Manager entitled to notice shall be effective whether given before, at or after the meeting, and whether given in writing, orally or by attendance. Attendance by a Manager at a meeting shall be a waiver of notice of that meeting, except where the Manager objects at the beginning of the meeting to the transaction of business because the meeting is not lawfully called or convened and does not participate in the meeting thereafter.

3.11   QUORUM.

A majority of the Managers currently holding office present at a duly called meeting shall constitute a quorum for the transaction of business. In the absence of a quorum, a majority of the Managers present may adjourn a meeting from time to time until a quorum is present. If a quorum is present when a duly called or held meeting is convened, the Managers present may continue to transact business until adjournment, even though the withdrawal of a number of Managers originally present leaves less than the number otherwise required for a quorum.

3.12   ELECTRONIC COMMUNICATIONS.

A conference among Managers by any means of communication through which the Managers may simultaneously hear each other during the conference shall constitute a meeting of the Managers, if the same notice is given of the conference as would be required by this Article for a meeting, and if the number of Managers participating in the conference would be sufficient to constitute a quorum at a meeting. Participation in a meeting by such means shall constitute presence in person at the meeting.

3.13   PRESUMPTION OF ASSENT.

A Manager who is present at a meeting of the Board of Managers when an action is approved by the affirmative vote of a majority of the Managers present is presumed to have assented to the action approved, unless the Manager objects at the beginning of the meeting to the transaction of business because the meeting is not lawfully called or convened and does not participate thereafter in the meeting, or votes against the action at the meeting or is prohibited from voting on the action due to a conflict of interest.

3.14   ABSENT MANAGER.

A Manager may give advance written consent or opposition to a proposal to be acted on at a Board of Managers meeting. If the Manager is not present at the meeting, consent or opposition to a proposal shall not constitute presence for purposes of determining the existence of a quorum, but consent or opposition shall be counted as a vote in favor of or against the proposal and shall

Operating Agreement                     9
BC Restaurants, LLC.

be entered in the minutes or other record of action at the meeting, if the proposal acted on at the meeting is substantially the same or has substantially the same effect as the proposal to which the Manager has consented or objected.

3.15   ACTION WITHOUT A MEETING.

       (a) WRITTEN ACTION PERMITTED. Any action required or permitted to be taken at a meeting of the Board of Managers may be taken by written action signed by all of the Managers. Except as specifically set forth herein or in any Membership Control Agreement, Members shall take action by the affirmative vote of a majority of the voting power of all Membership Interests entitled to vote present (in person or by proxy) at any meeting of the Members at which a quorum is present. Any action required or permitted to be taken at a meeting of the Members may be taken by written action signed by all of the Members with Membership Interests entitled to vote. Any written action may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

       (b) EFFECTIVE DATE. The written action shall be effective when signed by the required number of Managers, unless a different effective time is provided in the written action.

       (c) NOTICE TO MANAGER. When written action is permitted to be taken by less than all Managers, all Managers shall be notified immediately of its text and effective date. Failure to provide the notice shall not invalidate the written action. A Manager who does not sign or consent to the written action shall have no liability for the action or actions taken thereby.

3.16   RESIGNATION.

A Manager may resign at any time by giving written notice to the Company. The resignation shall be effective without acceptance when the notice is given to the Company, unless a later effective time is specified in the notice.

3.17   REMOVAL.

Any one or all of the Managers may be removed at any time, with or without cause, by the affirmative vote of the holders of power sufficient to elect such Manager; provided, however, that if the Company has cumulative voting, unless the entire Board of Managers is removed simultaneously, a Manager shall not be removed from the Board of Managers if there are cast against removal of the Manager the votes sufficient to elect the Manager at an election of the entire Board of Managers under cumulative voting. A Manager may be removed at any time, with or without cause, by the affirmative vote of a majority of the remaining Managers present if the Manager was named by the Board of Managers to fill a vacancy, and the Members have not elected Managers in the interval between the time of appointment to fill the vacancy and the time

Operating Agreement                    10
BC Restaurants, LLC.

of removal. Removal of a Manager, whether by Members or Managers, shall be subject to the provisions of any Membership Control Agreement.

3.18   VACANCIES.

Any vacancy occurring on the Board of Managers resulting from the death, resignation, removal or disqualification of a Manager may be filled by the affirmative vote of a majority of the remaining Managers, even though less than a quorum. Vacancies on the Board of Managers resulting from newly created Manager positions may be filled by the affirmative vote of a majority of the Managers serving at the time of the increase. A Manager elected to fill a vacancy shall hold office until a qualified successor is elected by the Members at the next regular or special meeting of the Members, or until his or her earlier death, resignation, removal or disqualification.

3.19   COMPENSATION.

Managers and any Member of any committee of the Company, whether contemplated by this Operating Agreement or otherwise provided for by resolution of the Board of Managers, shall receive such compensation as may be determined from time to time by resolution of the Board of Managers. No such payment shall preclude any Manager from serving the Company in any other capacity and receiving compensation therefor.

                              ARTICLE 4 COMMITTEES

4.1    GENERALLY.

By resolution approved by the affirmative vote of a majority of the Managers holding office may establish committees having the authority of the Board of Managers in the management of the business of the Company to the extent provided in the resolution; provided that no committee may exercise any function of the Board of Managers requiring the approval of more than a majority of the Managers unless such committee is established and appointed by the required percentage of Managers and its actions are approved by such required percentage. Committees other than special litigation committees shall be subject at all times to the direction and control of the Board of Managers.

4.2    MEMBERSHIP.

A committee shall consist of one or more natural persons, who need not be Managers, appointed by affirmative vote necessary for the establishment of the committee under Article 4.1 hereof.

4.3    QUORUM.

A majority of the Members of the committee present at a meeting shall constitute a quorum for the transaction of business, unless a larger or smaller proportion or number is required or provided in a resolution establishing the committee.

Operating Agreement                    11
BC Restaurants, LLC.

4.4    PROCEDURE.

The provisions of Articles 3.6 through 3.19 of this Operating Agreement shall apply to committees and Members of committees to the same extent as those Articles apply to the Board of Managers and officers. Any action required or permitted to be taken at a committee meeting may be taken by a written action signed collectively, or individually in counterparts, by all Members of such committee.

4.5    MINUTES.

Minutes, if any, of committee meetings shall be made available upon request to Members of the committee and to any Manager.

                               ARTICLE 5 OFFICERS

5.1    NUMBER.

The officers of the Company shall include one or more natural persons or entities who shall be designated Chief Manager and Treasurer, each of which positions shall be elected by the Board of Managers. None of the officers need be Members of the Board of the Company. The Board of Managers also may, in its discretion, elect one or more other officers who may be designated a secretary or any other office (the number thereof to be determined by the Board of Managers). Any two or more offices may be held by the same person. Except as otherwise prohibited, any officer may delegate any or all of the powers or duties of such officer to other persons.

5.2    ELECTION AND TERM OF OFFICE.

The officers of the Company shall be elected by the Board of Managers. In the absence of an election or appointment of officers by the Board of Managers, the person or persons exercising the principal functions of the Chief Manager or the Treasurer shall be deemed to have been elected to those positions. Each officer shall hold his or her position until his or her successor is elected and has qualified, or until his or her earlier death, resignation, removal or disqualification. The election or appointment of a person as an officer or agent shall not, of itself, create contract rights.

5.3    RESIGNATION.

An officer may resign at any time by giving written notice to the Company. The resignation shall be effective without acceptance when the notice is given to the Company, unless a later effective date is specified in the notice.

5.4    REMOVAL.

An officer may be removed at any time, with or without cause, by a resolution approved by the affirmative vote of a majority of the Managers, subject to the provisions of any Membership Control Agreements.

Operating Agreement                    12
BC Restaurants, LLC.

5.5    VACANCY.

A vacancy in any position because of death, resignation, removal, disqualification or other cause may, or in the case of a vacancy in the position of Chief Manager or Treasurer shall, be filled by the Board of Managers for the unexpired portion of the term.

5.6    CHIEF MANAGER.

Except as otherwise determined by the Board of Managers, the Chief Manager will be the Chief Executive Officer of the Company and s/he shall:

       (a)   Have general active management of the business of the Company;

       (b) When present, and in the absence of a Chair of the Board, preside at all meetings of the Board of Managers and of the Members;

       (c) See that all orders and resolutions of the Board of Managers are carried into effect;

       (d)   Be an ex officio Member of all standing committees;

       (e) Sign and deliver in the name of the Company any deeds, mortgages, bonds, contracts or other instruments pertaining to the business of the Company, except in cases in which the authority to sign and deliver is required by law to be exercised by another person or is expressly delegated by the Articles of Organization or this Operating Agreement or by the Board of Managers to some other Manager or agent of the Company; and

       (f)   Perform other duties prescribed by the Board of Managers.

5.7    TREASURER.

The Treasurer shall be the chief financial officer of the Company and shall:

       (a)   Keep accurate financial records for the Company;

       (b) Deposit all moneys, drafts and checks in the name of and to the credit of the Company in the banks and depositories designated by the Board of Managers;

       (c) Endorse for deposit all notes, checks and drafts received by the Company as ordered by the Board of Managers, making proper vouchers therefor;

       (d) Disburse corporate funds and issue checks and drafts in the name of the Company, as ordered by the Board of Managers;

Operating Agreement                    13
BC Restaurants, LLC.

       (e) Render to the Board of Managers and the Chief Manager, whenever requested, an account of all transactions by the Treasurer and of the financial condition of the Company;

       (f) Perform other duties prescribed by the Board of Managers or by the Chief Manager; and

       (g) If required by the Board of Managers, give a bond for the faithful discharge of his or her duties in such sum and with such surety or sureties as the Board of Managers shall determine.

5.8    SECRETARY.

The Secretary, if any, shall:

       (a) Maintain records of and, whenever necessary, certify all proceedings of the Board of Managers and the Members;

       (b) See that all notices are duly given in accordance with the provisions of this Operating Agreement or as required by law;

       (c) Maintain and be custodian of the required records of the Company and of the seal of the Company, if any; and

       (d) Perform other duties prescribed by the Board of Managers or by the Chief Manager.

5.9    OTHER OFFICERS.

In the absence of the Chief Manager or in the event of his or her death, inability or refusal to act, any other officer designated by the Board of Managers, (or in the event there be more than one other officer, the officers in the order designated at the time of their election, or in the absence of any designation, then in the order of their election) shall perform the duties of the Chief Manager, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Chief Manager.

5.10   ASSISTANT OFFICERS.

In the event of the absence or disability of any designated officer, secretary, or treasurer, the assistants to such positions shall succeed to the powers and duties of the absent officer in the order in which they are elected or as otherwise prescribed by the Board of Managers until the principal officer shall resume his or her duties or a replacement is elected by the Board of Managers. The assistant officers shall exercise such other powers and duties as may be delegated to them from time to time by the Board of Managers, but they shall be subordinate to the principal officer they are designated to assist. If requested by the Board of Managers, the assistant treasurers shall give bonds for the faithful discharge of their duties in such sums and with sureties as the Board of Managers shall determine.

Operating Agreement                    14
BC Restaurants, LLC.

5.11   CHAIR OF THE BOARD.

A Chair of the Board of Managers may be elected by the Board of Managers. He or she shall, when present, preside at all meetings of the Board of Managers and of the Members, and shall perform such duties as shall be prescribed by the Board of Managers.

5.12   COMPENSATION.

The compensation of the officers shall be fixed from time to time by the Board of Managers and no officer shall be prevented from receiving such compensation by reason of the fact that he or she is also a Manager of the Company. The Board of Managers may authorize and empower the Chief Manager or any officer of the Company to fix the salaries of all officers of the Company who are not Managers of the Company.

                            ARTICLE 6 INDEMNIFICATION

The Company shall indemnify any person who is or was a Manager, officer, committee Member or employee of the Company, in accordance with and to the fullest extent provided by the provisions of the Act. In consideration of such right of indemnification, the Company shall have the right to appoint counsel of its choosing in any action brought against any such Manager, officer, committee Member or employee to protect the interest of the Company.

                ARTICLE 7 MEMBERSHIP INTERESTS AND THEIR TRANSFER

7.1    LIMITATIONS BY OTHER AGREEMENTS.

The provisions of this Article are limited in their entirety by the provisions of the Articles of Organization, any Membership Control Agreement or Member voting agreement, or the mandatory provisions of the Act thereof, and any provision of this Article in contradiction with any such article, agreement or law shall be null and void.

Any issuance of any Membership Interest of the Company or any options, warrants, Membership rights, convertible debentures or similar securities shall require the affirmative vote of a majority of the Board of Managers of the Company, and such action shall be necessary to accept contributions, make contribution agreements or make contribution allowance agreements in accordance with the Act.

7.2    TRANSFER OF MEMBERSHIP INTERESTS RESTRICTED.

A Member may assign the Member's full Membership Interest only by assigning all of the Member's governance rights coupled with a simultaneous assignment to the same assignee of all of the Member's economic rights. A Member's economic rights and governance rights are assignable, in whole or in part, only as provided in this Article and after compliance with the provisions hereof. Any Member may assign his or her Membership Interests freely to any

Operating Agreement                    15
BC Restaurants, LLC.

Member or non-Member, except as otherwise provided in this Operating Agreement, the Articles of Organization or any Membership Control Agreement.

7.3    TRANSFER OF MEMBERSHIP INTERESTS.

Transfer of Membership Interests of the Company shall be made only in the required records of the Company by the record holder thereof or by his or her legal representative who shall furnish proper evidence of authority to transfer and compliance with the provisions of this Article. The person in whose name Membership Interests stand in the required records of the Company shall be deemed by the Company to be the owner thereof for all purposes unless a different beneficial owner shall have been designated pursuant to this Operating Agreement.

7.4    INDEBTEDNESS OF MEMBERS.

The Company shall have a first lien on all Membership Interests and upon all distributions declared upon the same for any indebtedness of the respective holders thereof to the Company. No Membership Interest or the economic or governance rights therein shall be considered a certified security, uncertified security, chattel paper, instrument or account under California Law; but each Membership Interest, economic right and governance right shall be deemed a general intangible.

7.5    TRANSFER AGENT AND REGISTRAR.

The Board of Managers may appoint one or more transfer agents, transfer clerks, or registrars to maintain the required records of the Company and may require any statements which may be used to describe any Membership Interests to bear the signature or signatures of any of them; provided that no such statement shall be a negotiable instrument and no such statement may serve as a vehicle by which the transfer of any Membership Interest may be effected.

7.6    ASSIGNMENT OF ECONOMIC RIGHTS PERMITTED.

Except as provided in this Article, a Member's economic rights are transferable in whole or in part.

       (a) RESTRICTIONS OF ASSIGNMENT OF MEMBERSHIP INTERESTS. A restriction on the assignment of Membership Interests or any part thereof may be imposed in the Articles of Organization or by an agreement among or other written action by Members or among them and the Company. A restriction is not binding with respect to Membership Interests reflected in the required records before the adoption of the restriction, unless the owners of those Membership Interests are parties to the agreement or voted in favor of the restriction.

       (b) NOTICE IN REQUIRED RECORDS. A written restriction on the assignment of economic rights that is not manifestly unreasonable under the circumstances and is noted conspicuously in the required records may be enforced against the owner of the restricted economic rights or a successor or transferee of the owner including a pledgee or a legal representative. Unless noted conspicuously in the required

Operating Agreement                    16
BC Restaurants, LLC.

             records, a restriction, even though permitted by this Article, is ineffective against a person without knowledge of the restriction.

7.7    EFFECT OF ASSIGNMENT OF ECONOMIC RIGHTS.

An authorized assignment of a Member's economic rights entitles the assignee to receive, to the extent assigned, only the share of profits and losses and the distributions to which the assignor would otherwise be entitled. An assignment of a Member's economic rights does not dissolve the Company and does not entitle or empower the assignee to become a Member, to exercise any governance rights, to receive any notices from the Company, or to cause dissolution. The assignment of economic rights may not allow the assignee to control the assignor Member's exercise of governance rights.

                    ARTICLE 8 CONTRIBUTIONS AND DISTRIBUTIONS

8.1    POWER TO MAKE DISTRIBUTIONS.

Except as specifically provided in the Articles of Organization, any Membership Control Agreement or this Operating Agreement to the contrary, the Board of Managers may authorize, and cause the Company to make, a distribution only if the Board of Managers determines, in accordance with California law, that the Company will be able to pay its debts in the ordinary course of business after making the distribution and the Board of Managers does not know before the distribution is made that the determination was or has become erroneous. Such determination shall be made as of the earlier of the date of cessation of Membership or due date of payment (including the date debt is incurred) for a redemption, or the authorization (if paid within 120 days) or the date of payment (if after 120 days). For purposes of this Article, "distribution" means a direct or indirect transfer of money or other property, other than Membership Interests of the Company, with or without consideration, or an incurrence or issuance of indebtedness by the Company to or for the benefit of its Members in respect of its Membership Interests. A distribution may be in the form of an operating distribution or a distribution in liquidation, or as consideration for the purchase, redemption or other acquisition of the Company's Membership Interests or otherwise.

8.2    RELIANCE.

For purposes of Article 8.1 and all other provisions of this Agreement, a Manager, in good faith, is entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, in each case prepared or presented by:

       (a) One or more Managers or employees of the Company whom the Managers reasonably believes to be reliable and competent in the matters presented; or

       (b) Counsel, public accountants, or other persons as to matters that the Manager reasonably believes are within the person's professional or expert competence; or

Operating Agreement                    17
BC Restaurants, LLC.

       (c) A committee of the Board of Managers upon which the Manager does not serve, duly established in accordance with Article IV hereof, as to matters within its designated authority, if the Manager reasonably believes the committee to merit confidence; provided

       (d) If the determination is made on the basis of financial information, it is prepared in accordance with accounting methods, or a fair valuation or other method, reasonable in the circumstances.

8.3    ALLOCATIONS AND DISTRIBUTIONS IN KIND.

Except as authorized in the Articles of Organization or any Membership Control Agreement, distributions must be allocated in proportion to the value of the contributions of the Members as reflected in the required records. Except as provided in the Articles of Organization or any Membership Control Agreement, a Member, regardless of the nature of the Member's contribution, has no right to demand and receive any distribution in any form other than cash. Except as provided in the Articles of Organization or any Membership Control Agreement, a Member may not be compelled to accept a distribution of any asset in kind from the Company to an extent greater than the percentage in which the Member shares in distributions from the Company.

8.4    LIABILITY FOR ILLEGAL DISTRIBUTIONS.

       (a) MEMBERS. A Member who receives a distribution made in violation of the Articles of Organization, this Operating Agreement or any Membership Control Agreement is liable (if timely action is brought within two (2) years of the date of distribution) to the Company, its receiver or other person winding up its affairs, or a Manager as provided by law, but only to the extent that the distribution received by the Member exceeded the amount that properly could have been paid under said provisions of California statutes.

       (b) MANAGERS. A Manager shall only be liable for an improper distribution if


             (i) The Manager is present at a meeting and fails to vote against, or who consents in writing to, a distribution made in violation of law or a restriction contained in the Articles of Organization, this Operating Agreement or a Membership Control Agreement;

             (ii) The Manager fails to comply with the standard of conduct provided by law; and

             (iii)  Action relating to such liability is commenced within two
                    (2) years of the date of distribution.

Under such circumstances, the Manager is liable to the Company jointly and severally with all other Manager so liable and to other Manager, but only to the extent that the distribution

Operating Agreement                    18
BC Restaurants, LLC.

exceeded the amount that properly could have been paid. In any such situation, a Manager shall be entitled to pro-rata contribution from similarly situated Managers and pro rata contribution from each Member receiving such distribution.

                   ARTICLE 9 FINANCIAL AND PROPERTY MANAGEMENT

9.1    FISCAL YEAR.

The fiscal year of the Company shall be determined from time to time by the Board of Managers.

9.2    AUDIT OF BOOKS AND ACCOUNTS.

The books and accounts of the Company may, but need not, be audited at such times as may be ordered by the Board of Managers.

9.3    CONTRACTS.

The Board of Managers or such Manager or person to whom such power shall be delegated by the Board of Managers by resolution may, except as otherwise provided in any agreement, authorize any Manager, agent or employee, either by name or by designation of their respective offices, positions or classes, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Company, and such authority may be general or confined to specific instances, and unless so authorized, no Manager, agent or employee shall have any power or authority to bind the Company by any contract or engagement, or to pledge its credit, or to render it liable pecuniarily for any purpose or in any amount.

9.4    CHECKS.

All checks, drafts, or other orders for the payment of money, notes, or other evidences of indebtedness issued in the name of the Company shall be signed by the Chief Manager and/or such other Manager or Managers, agent or agents of the Company and in such manner as shall from time to time be determined by resolution of the Board of Managers.

9.5    DEPOSITS.

All funds of the Company not otherwise employed may be deposited from time to time to the credit of the Company in such banks, trust companies, market funds or other depositories as the Board of Managers may select.

9.6    VOTING SECURITIES HELD BY COMPANY.

The Chief Manager, or other agent designated by the Board of Managers or Chief Manager, shall have full power and authority on behalf of the Company to attend, act and vote at any meeting of security holders of other companies in which this Company may hold securities. At such meeting, the Chief Manager, or such other agent, shall possess and exercise any and all rights and powers incident to the ownership of such securities which the Company might possess and exercise.

Operating Agreement                    19
BC Restaurants, LLC.

9.7    LOANS.

No loans shall be contracted on behalf of this Company, and no negotiable papers shall be issued in its name, unless and except as authorized by vote of the Board of Managers or by such Manager, agent, employee or other person to whom such power shall be delegated by the Board of Managers by resolution.

9.8    REQUIRED RECORDS.

The Company shall keep at its principal executive office, or at another place or places within the United States determined by the Board of Managers, by any storage technique deemed reasonable, the following, which shall be the required records of the Company:

       (a) A current list of the full name and last-known business, residence or mailing address of each Member, Manager, and officer;

       (b) A current list of the full name and last-known business, residence or mailing address of each assignee of economic rights and a description of the rights assigned;

       (c) A copy of the Articles of Organization and all amendments to the Articles;

       (d)   Copies of any currently effective written Operating Agreement;

       (e) Copies of the Company's federal, state and local income tax returns and reports, if any, for the three most recent years;

       (f)   Financial statements required by California Law;

       (g)   Records of all proceedings of Members for the last three years;

       (h) Records of all proceedings of the Board of Managers for the last three years;

       (i)   Reports made to Members generally within the last three years;

       (j) Copies of any and all currently effective Membership Control Agreements;

       (k) A statement of all contributions accepted, including for each contribution:

             (i)    The identity of the Member to whom the contribution relates;

             (ii) The class or series of Membership Interest to which the contribution pertains;

             (iii) The amount of cash accepted by the Company or promised to be paid to the Company;

Operating Agreement                    20
BC Restaurants, LLC.

             (iv) A description of any services rendered to or for the benefit of the Company or promised to be rendered to or for the benefit of the Company; and

             (v)    The value accorded to:

                    (aa) Any other property transferred or promised to be transferred to the Company; and

                    (bb) Any services rendered to or for the benefit of the Company or promised to be rendered to or for the benefit of the Company;

       (l) A statement of all contribution agreements, including for each contribution agreement:

             (i)    The identity of the would-be contributor;

             (ii) The class or series to which the future contribution pertains; and

             (iii) As to each future contribution to be made, the same information as outlined above;

       (m) A statement of all contribution allowance agreements, including for each contribution allowance agreement, the information listed in
             (12) above.

       (n) An explanation of any restatement of value relating to capital contributions or capital accounts.

       (o) Any written consents obtained from Members relating to the items set forth herein;

       (p) A copy of agreements, contracts, or other arrangements or portions of them relating to the establishment of classes or series of Membership interests.

9.9    RIGHT TO INSPECT.

Each Member of the Company has an absolute right, upon written demand, to examine and copy, in person or by a legal representative, at any reasonable time, all documents referred to in Article 9.8 and all other documents upon showing a proper purpose. For purposes of this Article, a "proper purpose" is one reasonably related to the person's interest as a Member of the Company.

                    ARTICLE 10 LIMITED LIABILITY COMPANY SEAL

The Company shall have no seal unless otherwise authorized by resolution of the Board of Managers.

Operating Agreement                    21
BC Restaurants, LLC.

             ARTICLE 11 SPECIAL LIMITED LIABILITY COMPANY PROVISIONS

11.1   TRANSFER OF GOVERNANCE RIGHTS.

Subject to any Membership Control Agreement, any Member may transfer his or her Membership Interests in the Company, or any right to vote or receive financial benefits under such Membership Interests, freely to any Member or non-Member.

11.2   EVENTS CAUSING DISSOLUTION.

The occurrence of one or more events listed in Section 17350(d) of the Act shall not dissolve the Company.

                              ARTICLE 12 AMENDMENT

Except as specifically provided in the Articles of Organization or the Membership Control Agreement to the contrary, this Operating Agreement may be amended or repealed, and a new Operating Agreement may be adopted by the Board of Managers or by the Members, except that the Board of Managers shall not adopt, amend or repeal any provision fixing the number, term, qualifications, election, removal or appointment of Manager nor the number of Members constituting a quorum or the required vote of Members for any action.

                            ARTICLE 13 GOVERNING LAW

The Company has been formed under and pursuant to the provisions of the Act. All references in this Operating Agreement to the Act shall mean and include such title as currently enacted or hereafter amended, and any corresponding provision hereafter in effect. This Operating Agreement will be governed by the laws of California.

                      ARTICLE 14 MEMBERS CONTROL AGREEMENT

14.1   MEMBERS CONTROL AGREEMENT.

The Members Control Agreement attached hereto entered into and executed by all of the Members of the Company on the date of this Agreement is incorporated herein by reference.

14.2   CONFLICTS.

If the terms of this Operating Agreement or the Articles of Organization conflict with any terms of the Members Control Agreement, then the provisions of the Members Control Agreement will govern as provided for in Articles 1.2 of the Members Control Agreement. The definitions contained in the Members Control Agreement will be applicable in all respects to this Operating Agreement.

Operating Agreement                    22
BC Restaurants, LLC.

                      CERTIFICATION OF OPERATING AGREEMENT

The undersigned hereby certify that the foregoing Operating Agreement was adopted pursuant to a Written Action of the Board of Managers effective as of the 3rd day of January, 2003.


                                        By
                                           ------------------------------------
                                           Jon D. Horowitz,
                                           Member of Board of Managers


                                        By
                                           ------------------------------------
                                           Richard H. Bryant,
                                           Member of Board of Managers


Operating Agreement                    23
BC Restaurants, LLC.